[Front Cover]
Liberty Floating Rate Advantage Fund
Annual Report
August 31, 2000

 PRESIDENT'S MESSAGE

STEVE GIBSON PHOTO

Dear Shareholder:

I am pleased to present the 2000 annual report for Liberty Floating Rate Advantage Fund. You may have noticed that your Fund has a new name. As of July 14, the names of our funds were changed to include Liberty. Rest assured, the investment objectives and strategies employed by the Fund's managers are not affected by this name change. We believe the new name better reflects that your Fund is part of Liberty Funds, a diverse family of funds representing a wide selection of investment styles and specialized money management. The goal of all Liberty funds is to help you reach for financial freedom--however you define it.

The United States economy moved at a fast pace during the fiscal year ended August 31, 2000. Prompted by concerns that this rapid economic expansion could lead to higher rates of inflation down the road, the Federal Reserve raised the federal funds rate four times over the course of the fiscal year. These increases had a generally positive effect on the floating-rate bank loan market and the Funds. The reason: The coupons on floating-rate senior bank loans are reset periodically to reflect current interest rates, so their income generally rises when interest rates escalate.

Because their coupons adjust with short-term interest rates, the principal value of floating-rate loans has historically remained relatively stable when compared to fixed-rate bonds. These factors, as well as the portfolio managers' emphasis on diversity and credit quality, should bode well for the Fund in the future.

On the following pages, you will find detailed information about the Fund's performance in fiscal 2000 and the investment strategies used to achieve it.

As always, we thank you for the confidence you have shown in Liberty and our funds.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson

President

October 25, 2000

   PERFORMANCE HIGHLIGHTS (AS OF 8/31/00)

    NET ASSET VALUE PER SHARE
                CLASS A       $12.09
                CLASS B       $12.07
                CLASS C       $12.07
                CLASS Z       $12.08

    DISTRIBUTIONS DECLARED PER SHARE
       (1/13/00-8/31/00)
                CLASS A       $0.621
                CLASS B       $0.600
                CLASS C       $0.591
                CLASS Z       $0.643

Because market and economic conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

Past performance is no guarantee of future results.

 PERFORMANCE INFORMATION

Value of an Initial $10,000 Investment
1/31/00 - 8/31/00

 PERFORMANCE OF A $10,000 INVESTMENT IN
 ALL SHARE CLASSES 1/31/00-8/31/00

                   Ending account       Ending account
                 value without sales   value with sales
                       charge               charge
 ------------------------------------------------------
 Class A               $10,552             $10,182
 ------------------------------------------------------
 Class B               $10,525             $10,200
 ------------------------------------------------------
 Class C               $10,509             $10,409
 ------------------------------------------------------
 Class Z               $10,558                 N/A

                                   [Performance Graph]

                                                   DLJ LEVERAGED LOAN        CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES
                                                       INDEX PLUS                 SALES CHARGE                   CHARGE
                                                   ------------------        ----------------------     -------------------------
1/2000                                                  10033.00                    10091.20                     9738.02
                                                         9954.00                    10100.60                     9747.09
                                                         9990.00                    10160.20                     9804.64
                                                        10074.00                    10265.40                     9906.11
                                                        10135.00                    10368.70                    10005.80
                                                        10208.00                    10468.90                    10102.50
8/2000                                                  10260.00                    10552.00                    10182.00

The DLJ Leveraged Loan Index Plus is an unmanaged index that tracks the performance of senior floating rate bank loans. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

Cumulative Total Returns as of 8/31/00

Share Class                                 A                     B                     C                 Z
Inception                                1/13/00               1/13/00               1/13/00           1/13/00
-------------------------------------------------------------------------------------------------------------------
                                     Without    With       Without    With       Without    With       Without
                                      Sales    Sales        Sales    Sales        Sales    Sales        Sales
                                     Charge    Charge      Charge    Charge      Charge    Charge      Charge
-------------------------------------------------------------------------------------------------------------------
Life                                  6.04%    2.33%        5.69%    2.44%        5.62%    4.62%        6.11%

Cumulative Total Returns as of 6/30/00


Life                                  4.21%    0.56%        3.92%    0.67%        3.79%    2.79%        4.22%
-------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.50% sales charge for Class A shares; the appropriate Class B shares early withdrawal charge (EWC) for the holding period after purchase as follows: first year - 3.25%, second year - 3.00%, third year - 2.00%, fourth year - 1.50%, fifth year - 1.00%, thereafter - 0%; and the Class C shares EWC of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

 PORTFOLIO MANAGER'S REPORT

AN EXCELLENT START

Liberty Floating Rate Advantage Fund provided excellent performance in its first seven-and-a-half months of operations. Between January 13 and August 31, 2000, Class A shares of the Fund generated a total return of 6.04%, including reinvested dividends and without sales charge. This compares to a total return of 2.60% for the Fund's benchmark, the DLJ Leveraged Loan Index Plus, for the seven months ended August 31, 2000. The Fund's current SEC yield as of August 31, 2000 was 10.38%.

RISING INTEREST RATES PLAYED A SIGNIFICANT ROLE

The Federal Reserve boosted key short-term interest rates by a total of 1.00% over the seven-and-a-half month period, prompting a gain of 1.36% in the three-month LIBOR. This helped to boost the Fund's yield, since floating-rate bank loans reset their rates periodically to reflect changes in the LIBOR.

Rising interest rates also meant higher costs for the Fund, which may borrow an amount equal to as much as one-third of its total assets to invest in loans. The increased cost of borrowing had little impact on performance, however, since the interest received on loans in the portfolio rose as well. Please keep in mind that leverage, or the use of borrowed funds, may make the Fund's net asset value
(NAV) more volatile.

      30-DAY SEC YIELDS AS OF 8/31/00

                                  AFTER
                              REIMBURSEMENT
       CLASS A SHARES                10.38%
       CLASS B SHARES                10.01%
       CLASS C SHARES                 9.86%
       CLASS Z SHARES                10.71%
       THE 30-DAY SEC YIELD REFLECTS THE
       PORTFOLIO'S EARNING POWER, NET OF
       EXPENSES, EXPRESSED AS AN ANNUALIZED
       PERCENTAGE OF THE PUBLIC OFFERING PRICE AT
       THE END OF THE PERIOD. IF THE ADVISOR OR
       ITS AFFILIATES HAD NOT WAIVED CERTAIN FUND
       EXPENSES, THE 30-DAY SEC YIELD WOULD HAVE
       BEEN 9.37% FOR CLASS A SHARES, 9.00% FOR
       CLASS B SHARES, 8.85% FOR CLASS C SHARES
       AND 9.70% FOR CLASS Z SHARES.

 TOP FIVE SECTOR BREAKDOWNS (8/31/00)

[SECTOR BREAKDOWN GRAPH]
WIRELESS TELECOMMUNICATIONS 9.6%
DIVERSIFIED MANUFACTURING 6.4%
AUTO PARTS 6.1%
TELECOMMUNICATIONS INFRASTRUCTURE/EQUIPMENT 5.0%
CONTAINER SPECIALTIES 5.0%

SECTOR BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL INVESTMENTS. BECAUSE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THAT THE FUND WILL CONTINUE TO MAINTAIN THIS BREAKDOWN IN THE FUTURE.

INITIAL PORTFOLIO STRESSED DIVERSIFICATION AND CREDIT QUALITY

The pace of new loan issuance was strong throughout much of the period. Although it slowed slightly toward the end of the fiscal year, the abundance of loans available allowed us to ensure that the portfolio got off to a well-diversified start. As of the fiscal year-end, the portfolio held loans from 82 issuers in 42 industries, from both the "new economy" and more traditional "bricks-and-mortar" sectors of the economy. Old economy or new, we generally selected loans from the more creditworthy issuers.

A MATURING CORPORATE LOAN MARKET BODES WELL

The corporate loan market grew considerably in the past 18 months, fueled by demand for financing from a wide variety of companies. In addition to providing more loans to choose from, the expansion has attracted a more diverse investor base, resulting in a more liquid and efficient market. Thus, it is now easier to ascertain what the market will pay for a given loan under current market conditions.

STABILITY LIKELY IN COMING MONTHS

As of this writing, we believe that, due to the economic slowdown and stable inflation rate, interest rates will remain largely unchanged through year-end 2000. The supply of floating-rate bank loans should be adequate, but default rates may increase as lenders become more stringent about enforcing loan requirements with delinquent borrowers. Under this scenario, higher-quality issues will likely continue to offer better yields than in previous years, so we will continue to focus on higher-quality loans and broad diversification.

/s/ Brian Good
BRIAN GOOD

/s/ Jim Fellows
JIM FELLOWS

BRIAN GOOD and JIM FELLOWS, senior vice presidents of the Advisor, have been portfolio managers of Liberty Floating Rate Advantage Fund since its inception.

An investment in the Fund offers significant current income potential. However, the following could have the effect of reducing the net asset value (NAV) and distributions of the Fund: defaults on the loans held in the portfolio; nonpayment of scheduled interest or principal payments; prepayment of principal by borrowers resulting in a loan's replacement with a lower-yielding security. The use of leverage for investment purposes creates opportunities for greater total return, but at the same time involves certain risks, such as volatility of the NAV of the Fund's shares and the nonpayment of dividends.

The Fund is a continuously offered, closed-end mutual fund and provides limited liquidity through a quarterly tender offer between 5% and 25% of outstanding shares. Each quarter, the Fund's Trustees must approve the actual tender amount. Please read the prospectus carefully for more details.

 INVESTMENT PORTFOLIO

August 31, 2000
(In thousands)

VARIABLE RATE SENIOR
LOAN INTERESTS(a)(b)(c) - 100.0%        PAR      VALUE
--------------------------------------------------------
AEROSPACE - 1.0%
Decrane Aircraft Holdings, Inc.,
  Term B                      9/30/05  $  995   $    999
                                                --------

AUTO PARTS - 6.1%
Dura Automotive Systems, Inc.,
  Term B                      3/31/06   2,000      1,998
Meridian Automotive Systems,
  Term B                      3/31/07   1,000      1,001
Ontario Limited (Progressive),
  Term B                      8/10/07   1,000        997
Venture Holdings Trust,
  Interim Term               11/27/00   2,190      2,187
                                                --------
                                                   6,183
                                                --------

BROADCASTING - 1.0%
Young Broadcasting Inc.,
  Term B                     12/31/06   1,000      1,007
                                                --------

BUILDING SERVICES - 2.0%
Formica Corp.,
  Term B                      4/30/06     998      1,002
Therma-Tru Holdings, Inc.,
  Term B                       5/9/07     995        995
                                                --------
                                                   1,997
                                                --------

BUSINESS SERVICES - 1.5%
Encompass Services Corp.,
  Term C                      5/10/07     499        499
NATG Holdings LLC,
  Term C                      6/30/07   1,000      1,002
                                                --------
                                                   1,501
                                                --------

CABLE/TELEVISION - 3.5%
Century Cable Holdings, LLC,
  Term B                      6/30/09     500        501
Charter Communications Operating,
  LLC:
  Incremental Term B         12/30/08     500        499
  Term B                      6/30/08   1,500      1,496
RCN Corp.,
  Term B                       6/3/07   1,000      1,013
                                                --------
                                                   3,509
                                                --------

CASINOS/GAMBLING - 0.8%
Isle of Capri Casinos, Inc.:
  Term B                       3/2/06     426        428
  Term C                       3/2/07     372        375
                                                --------
                                                     803
                                                --------

                                        PAR      VALUE
--------------------------------------------------------
--------------------------------------------------------

CHEMICALS, PLASTICS AND RUBBER - 3.8%
Huntsman ICI Chemicals, LLC:
  Term B                      6/30/07  $1,894   $  1,908
  Term C                      6/30/08     383        385
Lyondell Petrochemical Co.,
  Term B                      6/30/05   1,485      1,507
                                                --------
                                                   3,800
                                                --------

CONSUMER SERVICES - 1.7%
AMF Bowling Worldwide, Inc.:
  Axel A                      3/31/03   1,149      1,011
  Axel B                      3/31/04     837        737
                                                --------
                                                   1,748
                                                --------

CONSUMER SPECIALTIES - 5.0%
American Safety Razor,
  Term B                      4/30/07   1,500      1,508
Doane Pet Care Company,
  Term B                     12/31/05     499        500
Jostens, Inc.,
  Term B                      5/31/08   1,000      1,002
Weight Watchers International,
  Term B-1                    9/29/06   1,990      1,998
                                                --------
                                                   5,008
                                                --------

CONTAINERS/PACKAGING - 2.6%
Gaylord Container Corp.,
  Term                        6/19/04   1,674      1,674
Huntsman Packaging Corp.,
  Term B                      5/31/08   1,000        981
                                                --------
                                                   2,655
                                                --------

DIVERSIFIED COMMERCIAL SERVICES - 2.5%
Outsourcing Solutions Inc.,
  Term B                      5/31/06   2,481      2,483
                                                --------

DIVERSIFIED MANUFACTURING - 6.4%
Flowserve Corp.,
  Term B                      6/30/08   1,500      1,508
Gentek Inc.,
  Term C                     10/31/07   1,500      1,508
Jason Inc.,
  Term B                      6/30/07   1,000      1,005
MTD Products Inc.,
  Term B                      6/20/07   1,000        992
Superior Telecom Inc.,
  Term B                     11/27/05     988        981
Tekni-Plex Inc.,
  Term B                      6/23/08     500        504
                                                --------
                                                   6,498
                                                --------

See notes to investment portfolio.

                                        PAR      VALUE
--------------------------------------------------------
ELECTRIC UTILITIES - 3.0%
AES New York Funding, LLC,
  Term B                      5/14/02  $1,000   $    999
Western Resources, Inc.,
  Term B                      3/17/03   2,000      2,002
                                                --------
                                                   3,001
                                                --------

ELECTRONIC COMPONENTS - 0.5%
Viasystems, Inc.,
  Term B                      3/31/07     500        500
                                                --------

ENGINEERING & CONSTRUCTION - 1.0%
Morrison Knudsen Corp.,
  Term B                       7/7/07   1,000        996
                                                --------

ENVIRONMENTAL SERVICES - 4.4%
Allied Waste North America, Inc.:
  Term B                      7/23/06   1,364      1,316
  Term C                      7/23/07   1,636      1,579
Synagro Technologies, Inc.,
  Term B                      7/27/07   1,500      1,505
                                                --------
                                                   4,400
                                                --------

FOOD CHAINS - 1.0%
Big V Supermarkets, Inc. TLC,
  Term C                      8/10/03     993        998
                                                --------
FOOD MANUFACTURER - 1.0%
American Seafoods Group, LLC,
  Term B                     12/31/05   1,000      1,007
                                                --------
HEALTHCARE SERVICES - 2.0%
Iasis Healthcare Corp.,
  Term B                      7/30/06   2,000      2,000
                                                --------
HOSPITAL MANAGEMENT - 2.0%
Community Health Systems,
  Term B                     12/31/03   1,000      1,009
Vanguard Health Systems,
  Term B                       2/1/06     995        997
                                                --------
                                                   2,006
                                                --------
HOTELS - 3.0%
Starwood Hotels and Resorts Worldwide, Inc.,
  Tranche 2                   2/23/03   2,000      2,010
Wyndham International,
  IRL                         6/30/04   1,000      1,008
                                                --------
                                                   3,018
                                                --------
INDUSTRIAL MACHINERY/COMPONENTS - 1.0%
Terex Corp.,
  Term B                      3/30/05   1,000      1,004
                                                --------

                                        PAR      VALUE
--------------------------------------------------------

MEDICAL SPECIALTIES - 1.0%
Dade Behring:
  Term B                      6/30/06  $  499   $    505
  Term C                      6/30/07     499        505
                                                --------
                                                   1,010
                                                --------

METAL FABRICATIONS - 1.0%
Mueller Group, Inc.,
  Term D                      8/16/07     499        505
OM Group, Inc.,
  Term B                      3/31/07     499        500
                                                --------
                                                   1,005
                                                --------

MILITARY/GOVERNMENT - 1.0%
Titan Corp.,
  Term C                       6/1/07     998      1,001
                                                --------

MOVIES/ENTERTAINMENT - 4.4%
Metro-Goldwyn-Mayer Studios, Inc.,
  Term B                      3/31/06   2,000      1,997
Six Flags Theme Parks, Inc.,
  Term B                      9/30/05   1,500      1,506
Washington Football, Inc.,
  Term C                      1/14/05   1,000      1,006
                                                --------
                                                   4,509
                                                --------

OFFICE SUPPLIES - 1.0%
Mail-Well I Corp.,
  Term B                      2/22/07     998        998
                                                --------

OIL REFINING/MARKETING - 1.5%
Port Arthur Finance Corp.,
  Term B                      6/15/07   1,500      1,498
                                                --------

PAPER - 0.9%
Stone Container:
  Term F                     12/31/05     497        497
  Term G                     12/31/06     216        216
  Term H                     12/31/06     231        231
                                                --------
                                                     944
                                                --------

PRINTING/PUBLISHING - 2.0%
Merrill Communications, LLC,
  Term B                     11/30/07     993        996
Weekly Reader Corp.,
  Term B                     11/30/06     995      1,000
                                                --------
                                                   1,996
                                                --------

See notes to investment portfolio.

                                        PAR      VALUE
--------------------------------------------------------
RAIL/SHIPPING - 2.0%
Kansas City Southern Railway,
  Term B                     12/31/06  $1,000   $  1,006
Railamerica Transportation Corp.,
  Term B                     12/31/06     990        996
                                                --------
                                                   2,002
                                                --------

REAL ESTATE INVESTMENT TRUSTS - 2.3%
Felcor Lodging Trust
  Term                        3/31/04   1,500      1,499
Prison Realty Trust, Inc.,
  Term B                     12/31/02     995        846
                                                --------
                                                   2,345
                                                --------

RENTAL/LEASING COMPANIES - 1.0%
Rent-A-Center Inc.:
  Term B                      1/31/06     739        747
  Term C                      1/31/07     268        270
                                                --------
                                                   1,017
                                                --------
RETAIL STORES - 2.0%
Duane Reade,
  Term B                      2/15/05     975        974
SDM Corp.:
  Term C                       2/4/08     500        501
  Term E                       2/4/09     500        501
                                                --------
                                                   1,976
                                                --------

SEMICONDUCTORS - 2.0%
Amkor Technology, Inc.,
  Term B                      9/30/05     998      1,011
Semiconductor Components Industries, LLC:
  Term B                       8/4/06     241        243
  Term C                       8/4/07     259        262
  Term D                       8/4/07     500        503
                                                --------
                                                   2,019
                                                --------

STEEL/IRON ORE - 2.0%
Ispat Inland LP.:
  Term B                      7/16/05     497        497
  Term C                      7/16/06     497        497
Ucar Finance Inc.,
  Term B                     12/31/07     997      1,004
                                                --------
                                                   1,998
                                                --------

                                        PAR      VALUE
--------------------------------------------------------

TELECOMMUNICATIONS
  INFRASTRUCTURE/EQUIPMENT - 5.0%
Crown Castle Operating Co.,
  Term B                      2/28/08  $1,500   $  1,503
Global Crossing Holdings, Inc.,
  Term B                      6/30/06   2,500      2,516
McLeod USA Inc.,
  Term B                      5/31/08   1,000      1,003
                                                --------
                                                   5,022
                                                --------

TELECOMMUNICATIONS SERVICES - 2.0%
American Towers, Inc.,
  Term B                     12/31/07   1,000      1,007
Nextlink Communications,
  Term B                     10/31/05   1,000      1,009
                                                --------
                                                   2,016
                                                --------

TRANSPORTATION - 1.0%
Evergreen International Aviation,
  Inc.,
  Term B-2                     5/2/04     984        984
                                                --------

TRANSPORTATION MANUFACTURER - 1.5%
Transportation Technologies Industries, Inc.,
  Term B                      3/31/07   1,496      1,502
                                                --------

WIRELESS TELECOMMUNICATIONS - 9.6%
Centennial Cellular Operating Co., LLC,
  Term B                      5/31/07     497        501
Cook Inlet/Voicestream Operating Co., LLC,
  Term B                     12/31/08   1,000      1,009
Dobson Operating Co., LLC,
  Term B                     12/31/07   1,119      1,126
Nextel Finance Co., Inc.:
  Term B                      6/30/08     500        503
  Term C                     12/31/08     500        503
Nextel Partners,
  Term                        1/29/08   3,500      3,522
Rural Cellular Corp.:
  Term B                      10/3/08     250        250
  Term C                       4/3/09     250        250
Ubiquitel Operating Co.,
  Term B                     11/17/08     500        503
Voicestream PCS Holding LLC.:
  Term B                      2/25/09     500        499
  Vendor A                    6/30/09   1,000      1,004
                                                --------
                                                   9,670
                                                --------
Total Variable Rate Senior Loan
  Interests (cost of $100,751)(d)                100,633
                                                --------

See notes to investment portfolio.

SHORT-TERM OBLIGATIONS                  PAR      VALUE
--------------------------------------------------------
Burlington Northern Santa Fe,
  6.750%                       9/1/00  $1,000   $  1,000
Target Corp.,
  6.630%                       9/1/00   1,180      1,180
                                                --------
Total Short-Term Obligations                       2,180
                                                --------
OTHER ASSETS & LIABILITIES, NET                  (12,778)
--------------------------------------------------------
NET ASSETS                                      $ 90,035
                                                ========

NOTES TO INVESTMENT PORTFOLIO:

(a) Senior Loans in the Fund generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown. Although the Advisor is unable to accurately estimate the actual remaining maturity of individual Senior Loans in the Fund, based on historical experience, the Advisor believes that the actual economic maturity of the Senior Loans held will be approximately 18-24 months.

(b) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

(c) Industry classification percentages are based on total investments. Total investments represent 111.8% of the Fund's net assets.

(d) Cost for federal income tax purposes is identical.

See notes to financial statements.

 STATEMENT OF ASSETS & LIABILITIES

August 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost
  $100,751)                                    $100,633
Short-term obligations                            2,180
                                               --------
                                                102,813
Cash                                $     7
Receivable for:
  Interest & Fees                       715
  Fund shares sold                    6,066
  Investments sold                      327
  Expense reimbursement due from
  Advisor/Administrator                 200       7,315
                                    -------    --------
    Total Assets                                110,128
Liabilities
  Deferred facility fees                211
Payable for:
  Distributions                         577
Accrued:
  Management fees                        35
  Administration fees                    15
  Distribution fees - Class B             1
  Distribution fees - Class C             1
  Bookkeeping fees                        2
  Transfer agent fee                      6
  Interest expense                       74
  Commitment fee                          3
  Other                                 168
Notes payable                        19,000
                                    -------
    Total Liabilities                            20,093
                                               --------

NET ASSETS                                     $ 90,035
                                               --------
                                               --------
Net asset value & redemption price
per share - Class A
($54,402/4,500)                                $  12.09(a)
                                               --------
                                               --------
Maximum offering price per share -
Class A ($12.09/.9650)                         $  12.53(b)
                                               --------
                                               --------
Net asset value & offering price
per share - Class B
($19,964/1,654)                                $  12.07(a)
                                               --------
                                               --------
Net asset value & offering price
per share - Class C
($13,013/1,078)                                $  12.07(a)
                                               --------
                                               --------
Net asset value, offering &
redemption price per share - Class
Z ($2,656/220)                                 $  12.08
                                               --------
                                               --------
COMPOSITION OF NET ASSETS
Capital paid in                                $ 89,859
Undistributed net investment
  income                                            289
Accumulated net realized gain                         5
Net unrealized depreciation                        (118)
                                               --------
                                               $ 90,035
                                               ========

(a) Redemption price per share is equal to net asset value less any applicable early withdrawal charge.

(b) On sales of $100,000 or more the offering price is reduced.



 STATEMENT OF OPERATIONS

For the Period Ended August 31, 2000(a)

INVESTMENT INCOME
Interest                                         $3,012
Fee income                                           45
                                                 ------
                                                  3,057
EXPENSES
Management fee                         $  142
Administration fee                         64
Service fee - Class A, Class B, Class
  C                                        55
Distribution fee - Class A                 12
Distribution fee - Class B                 34
Distribution fee - Class C                 20
Transfer agent fee                         42
Bookkeeping fee                            15
Trustees' fee                               1
Custodian fee                              29
Audit fee                                  25
Legal fee                                  79
Registration fee                           90
Reports to Shareholders                     9
Other                                      15
                                       ------
                                          632
Fees and expenses waived or borne by
the Advisor                              (347)
                                       ------
  Net operating expenses                  285
Interest expense                          464
Commitment fee                              6       755
                                       ------    ------
    Net Investment Income                         2,302
                                                 ------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO
POSITIONS
Net Realized Gain                                     5
Net Change in Unrealized
  Appreciation/Depreciation                        (118)
                                                 ------
  Net Loss                                         (113)
                                                 ------
Increase in Net Assets from
  Operations                                     $2,189
                                                 ------
                                                 ------
(a) The Fund commenced investment operations on January
    13, 2000.

See notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS

(In thousands)

                                          PERIOD ENDED
                                       AUGUST 31, 2000(a)
---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                         2,302
Net realized gain                                 5
Net change in unrealized
  appreciation/depreciation                    (118)
                                            -------
    Net Increase from Operations              2,189
DISTRIBUTIONS:
From net investment income - Class A         (1,074)
From net investment income - Class B           (628)
From net investment income - Class C           (285)
From net investment income - Class Z           (138)
                                            -------
                                                 64
                                            -------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A           53,840
Value of distributions
  reinvested - Class A                          623
Cost of shares repurchased - Class A            (70)
                                            -------
                                             54,393
                                            -------
Receipts for shares sold - Class B           19,490
Value of distributions
  reinvested - Class B                          461
Cost of shares repurchased - Class B            (15)
                                            -------
                                             19,936
                                            -------
Receipts for shares sold - Class C           12,930
Value of distributions
  reinvested - Class C                          178
Cost of shares repurchased - Class C           (106)
                                            -------
                                             13,002
                                            -------
Receipts for shares sold - Class Z            2,525
Value of distributions
  reinvested - Class Z                          115
                                            -------
                                              2,640
                                            -------
Net Increase from Fund Share
  Transactions                               89,971
                                            -------
    Total Increase                           90,035
NET ASSETS
Beginning of period                              --
                                            -------
End of period (including
undistributed net investment income
of $289)                                    $90,035
                                            =======

                                          PERIOD ENDED
                                       AUGUST 31, 2000(a)
---------------------------------------------------------
NUMBER OF FUND SHARES
Sold - Class A                                4,455
Issued for distributions reinvested -
  Class A                                        51
Repurchased - Class A                            (6)
                                            -------
                                              4,500
                                            -------
Sold - Class B                                1,617
Issued for distributions reinvested -
  Class B                                        38
Repurchased - Class B                            (1)
                                            -------
                                              1,654
                                            -------
Sold - Class C                                1,072
Issued for distributions reinvested -
  Class C                                        15
Repurchased - Class C                            (9)
                                            -------
                                              1,078
                                            -------
Sold - Class Z                                  210
Issued for distributions reinvested -
  Class Z                                        10
                                            -------
                                                220
                                            -------

(a) The Fund commenced investment operations on January 13, 2000.

See notes to financial statements.

 STATEMENT OF CASH FLOWS

August 31, 2000
(In thousands)

CASH PROVIDED (USED) BY FINANCING
ACTIVITIES
Proceeds from capital
  contributions                               $  82,719
Payments for capital withdrawals                   (191)
Net borrowing                                    19,000
Distributions paid in cash                         (171)
                                              ---------
                                                101,357
                                              ---------
CASH PROVIDED (USED) BY
OPERATIONS
Purchases of loan interests                    (104,316)
Proceeds from sales of loan
  interests                                       3,570
Net purchases of short-term
  portfolio securities                           (2,180)
Interest, fees and other income
  received                                        3,057
Operating, interest and expenses
  paid                                             (755)
Net change in
  receivables/payables related to
  operations                                       (726)
                                              ---------
                                               (101,350)
                                              ---------
Net increase in cash                                  7
Cash, beginning of period                            --
                                              ---------
Cash, end of period                                   7
                                              =========

See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

August 31, 2000

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Floating Rate Advantage Fund (formerly Liberty-Stein Roe Advisor Floating Rate Advantage Fund) (the Fund), is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% early withdrawal charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and an early withdrawal charge. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class C shares are subject to an early withdrawal charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Senior loans are generally valued using market prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions. In the absence of actual market values, Senior Loans will be valued by Stein Roe & Farnham Inc. (the Advisor), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), at fair value, which is intended to approximate market value. In determining fair value, the Advisor will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower; (ii) the current interest rate, the interest rate redetermination period and maturity of such Senior Loan interests; and
(iii) recent prices in the market for instruments of similar quality, rate and interest rate redetermination period and maturity. Because of uncertainty inherent in the valuation process, the estimated value of a Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Senior Loan interest.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

STATEMENT OF CASH FLOWS:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at August 31, 2000.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service and distribution fee per share applicable to Class A, Class B and Class C shares.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Facility fees received are treated as market discounts.

Market premiums and discounts are amortized over the estimated life of each applicable security.

DISTRIBUTIONS TO SHAREHOLDERS:

Effective March 1, 2000, the Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Stein Roe & Farnham, Inc. (the Advisor), is the investment Advisor of the Fund and receives a monthly fee equal to 0.45% annually of the Fund's average daily managed assets. Through April 30, 2000, the Advisor waived the entire management fee.

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.20% annually of the Fund's average daily managed assets. Through April 30, 2000, the Administrator waived the entire administration fee.

BOOKKEEPING FEE:

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions, and reimbursement of certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the period ended August 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $7,010 on sales of the Fund's Class A shares and received early withdrawal charges (EWC) of none, $488 and $370 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.45% and 0.60% annually of the average net assets attributable to Class A, Class B and Class C shares, respectively.

The EWC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

Beginning May 1, 2000 the Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of management fees, administration fees, service fees, distribution fees, brokerage commissions, interest, commitment fees, taxes and extraordinary expenses, if any) exceed 0.15% of average net assets.

For the period January 13, 2000 through April 30, 2000, the Advisor waived or bore all expenses (exclusive of management fees, administration fees, service fees, distribution fees, interest, commitment fees, taxes and extraordinary expenses, if any).

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the period ended August 31, 2000, purchases and sales of investments, other than short-term obligations, were $104,316,244 and $3,570,006 respectively.

Unrealized appreciation (depreciation) at August 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was approximately:

    Gross unrealized appreciation      $ 285,000
    Gross unrealized depreciation       (403,000)
                                       ---------
      Net unrealized depreciation      $(118,000)
                                       =========

OTHER:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. TENDER OF SHARES

The Board of Trustees has adopted a policy of making tender offers on a quarterly basis. The Board has designated the 15(th) day of March, June, September and December, each year, or the next business day if the 15(th) is not a business day as the Repurchase Request Deadline. Tender offers are made for a portion of the Fund's then outstanding shares at the net asset value of the shares as of the Repurchase Pricing Date. The tender offer amount, which is determined by the Board of Trustees, will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. During the period ended August 31, 2000, there were two tender offers in May and August. The Fund offered to repurchase 5.0% of its shares and 0.02% and 0.59%, respectively, of shares outstanding were tendered.

NOTE 5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

NOTE 6. LOAN AGREEMENT

At August 31, 2000, the Fund had two term loans outstanding with Bank of America Illinois, totaling $19,000,000, comprised of a $13,000,000 and a $6,000,000 term loan both of which bear interest at 7.17% per annum, due September 11, 2000. The average daily loan balance was $10,729,064 at a weighted average interest rate of 7.79%. The Fund is required to maintain certain asset coverage with respect to the loans.

NOTE 7. OTHER RELATED PARTY TRANSACTIONS

At August 31, 2000, the Fund had one shareholder, Liberty Financial Companies, Inc., which is the indirect parent of the Advisor, who owned 29% of the Fund's shares outstanding.

 FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    PERIOD ENDED AUGUST 31, 2000(b)
                                                              CLASS A     CLASS B     CLASS C     CLASS Z
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $ 12.000    $ 12.000    $ 12.000    $ 12.000
                                                              --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                         0.645       0.624       0.615       0.667
Net realized and unrealized gain                                 0.066       0.046       0.046       0.056
                                                              --------    --------    --------    --------
Total from Investment Operations                                 0.711       0.670       0.661       0.723
                                                              --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.621)     (0.600)     (0.591)     (0.643)
                                                              --------    --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                              $ 12.090    $ 12.070    $ 12.070    $ 12.080
                                                              ========    ========    ========    ========
Total return(c)(d)(e)                                            6.04%       5.69%       5.62%       6.11%
                                                              ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses(f)(g)                                         1.01%       1.36%       1.51%       0.66%
Interest and commitment fees expenses(g)                         1.91%       1.91%       1.91%       1.91%
Total expenses(f)(g)                                             2.92%       3.27%       3.42%       2.57%
Net investment income(f)(g)                                      9.49%       9.14%       8.99%       9.84%
Fees and expenses waived or borne by the Advisor(f)(g)           1.41%       1.41%       1.41%       1.41%
Portfolio turnover(e)                                               8%          8%          8%          8%
Net assets at end of period (000's)                           $ 54,402    $ 19,964    $ 13,013    $  2,656
(a)  Net of fees and expenses waived or borne by the
     Advisor/Administrator which amounted to:                 $  0.046    $  0.046    $  0.046    $  0.046

(b) The Fund commenced investment operations on January 13, 2000.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or early withdrawal sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE LIBERTY FLOATING RATE ADVANTAGE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets, cash flows and the financial highlights present fairly, in all material respects, the financial position of the Liberty Floating Rate Advantage Fund (the "Fund"), at August 31, 2000, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period January 13, 2000 (commencement of operations) through August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and selling or agent banks, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2000

                      This page left intentionally blank.

 TRUSTEES & TRANSFER AGENT

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (former Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President -- Operations, The Rockport Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group -- Boston and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Floating Rate Advantage Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you. This report has been prepared for shareholders of Liberty Floating Rate Advantage Fund.

This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Annual Report:
Liberty Floating Rate Advantage Fund

[Back Cover]
GIVE ME LIBERTY.(R)
LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE
At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. Liberty offers a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE
Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.

Liberty Floating Rate Advantage Fund  Annual Report, August 31, 2000
Liberty Funds
Liberty Funds Distributor, Inc.(C)2000
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

BULK RATE
U.S. POSTAGE
PAID
HOLLISTON, MA
PERMIT NO. 20

762-02/820C-0900 (10/00) 00/1738